UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                                 April 16, 2003
                        ---------------------------------
                Date of Report (Date of Earliest Event Reported)


                           THE PEOPLES HOLDING COMPANY
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


                   Mississippi        1-13253        64-0676974
                 ---------------    -----------    -------------
                 (State or Other    (Commission    (I.R.S. Iden-
                 Jurisdiction of     File          tification
                 Incorporation)      Number)       Number)


                 209 Troy Street, Tupelo, Mississippi 38802-0709
                ------------------------------------- ----------
               (Address of Principal Executive Offices)(Zip Code)

                  Registrant's Telephone Number: (662)680-1001

This Form 8-K/A amends The Peoples Holding Company's (the "Company") Current Report on Form 8-K dated April 16, 2003 as previously filed with the Securities and Exchange Commission to furnish under Item 12, "Disclosure of Results of Operations and Financial Condition", the Company's earnings release dated April 16, 2003, in accordance with Securities Act Release No. 33-8176. The press release was previously furnished under Item 9.

ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) The following exhibit is filed herewith:

          99.1 Press Release, dated April 16, 2003, issued by The Peoples Holding Company.


ITEM 9: REGULATION FD DISCLOSURE. (Information in this Item 9 is being furnished under both Items 9 and 12)

          The following information is being furnished under "Item 9. Regulation FD Disclosure" and "Item 12. Disclosure of Results of Operations and Financial Condition" pursuant to interim guidance issued by the Securities and Exchange Commission on March 27, 2003 in Release No. 33-8216:

          At the close of business on April 16, 2003, The Peoples Holding Company issued a press release announcing first quarter earnings for 2003. The press release is filed as Exhibit 99.1 to this Form 8-K.

                                  SIGNATURE

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE PEOPLES HOLDING COMPANY
                                   ---------------------------
                                           Registrant


                                   /s/  E. Robinson McGraw
                                   ---------------------------
                                        E. Robinson McGraw
                               President & Chief Executive Officer


DATE:     April 24, 2003

                                 EXHIBIT INDEX
                                 -------------

       EXHIBIT NUMBER                        DESCRIPTION
       --------------        -------------------------------------------
            99.1             Press Release, dated April 16, 2003, issued by
                             The Peoples Holding Company.